UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2014
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Euronet Worldwide, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-31648 (Commission File Number)	74-2806888 (I.R.S. Employer Identification No.)

3500 College Boulevard
Leawood, Kansas 66211
(Address of principal executive office)(Zip Code)

(913) 327-4200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 9, 2014, Euronet Worldwide, Inc. and certain of its subsidiaries named therein (collectively, the “Company”) entered into Amendment No. 1 (the “First Amendment”) to the Company’s Amended and Restated Credit Agreement, dated as of August 18, 2011 (the “Existing Credit Agreement”), with Bank of America, N.A., as administrative agent and collateral agent and the other lenders and letter of credit issuers that are parties thereto.
The First Amendment amended and restated the Existing Credit Agreement to, among other things, (i) increase the borrowings outstanding under Term Loan A from $66 million to $75 million, with the Company receiving $9 million of proceeds before any lender fees and issuance costs are applied, (ii) increase the aggregate credit commitments under the Company’s revolving credit facility from $400 million to $600 million, (iii) reduce the range of the margin over the London Inter-Bank Offered Rate ("LIBOR") to 1.375% to 2.375% and the range of the margin over the base rate to 0.375% to 1.375% for purposes of determining the amount of interest on borrowings, (iv) add additional participating banks and (v) extend the expiration date of the Existing Credit Agreement from August 18, 2016 to April 9, 2019. Interest on borrowings varies based upon the Company's consolidated total leverage ratio (as defined in the Existing Credit Agreement) and is based on a margin over LIBOR or a margin over the base rate, as selected by the Company.

The First Amendment also eliminated certain financial covenants under the Existing Credit Agreement and updated certain definitions, including “LIBOR” and “Obligations,” among others, to address recent regulatory and market reforms.

The foregoing description of the First Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment, which will be filed as Exhibit 10.1 to the registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2014.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.
Item 3.03. Material Modification of Rights of Security Holders.
The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 7.01. Regulation FD Disclosure.
On April 10, 2014, the Company issued a press release announcing the signing of the First Amendment to the Existing Credit Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
The information in Exhibit 99.1 is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Euronet Worldwide, Inc. dated April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

By:	/s/ Rick L. Weller
Rick L. Weller
Chief Financial Officer
Date: April 10, 2014

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Euronet Worldwide, Inc. dated April 10, 2014